                                                                   EXHIBIT 10.15

                        FIRST AMENDMENT TO LOAN AGREEMENT
                        ---------------------------------

         THIS FIRST AMENDMENT TO LOAN AGREEMENT (herein called this "Amendment") is made as of the 10th day of June, 1999 by and among Western Gas Resources, Inc. ("Borrower"), and NationsBank, N.A., as Agent ("Agent"), and the Lenders under the Loan Agreement referred to below.

                                   WITNESSETH:

         WHEREAS, Borrower, Agent, and Lenders have entered into that certain Loan Agreement dated as of April 29, 1999 (as amended, restated, or supplemented to the date hereof, the "Original Agreement"), for the purposes and consideration therein expressed, pursuant to which Lenders made and became obligated to make loans to Borrower as therein provided;

         WHEREAS, in order to secure the Obligations, including the obligations of Borrower under the Notes and the Loan Agreement, Borrower caused (i) WGR Canada, Inc., a New Brunswick corporation ("WGRC"), to execute and deliver to the Agent for the benefit of Lenders, that certain Guaranty dated as of April 29, 1999 (the "WGRC Guaranty"), and (ii) MGTC, Inc., a Wyoming corporation ("MGTC"), to execute and deliver to the Agent for the benefit of Lenders, that certain Guaranty dated as of April 29, 1999 (the "MGTC Guaranty");

         WHEREAS, Borrower has been advised by its Wyoming counsel that the MGTC Guaranty is void because the approval of the Wyoming Public Service Commission was not obtained with respect thereto and that the MGTC Guaranty should be released and replaced by a new guaranty executed by MGTC which shall become effective only upon obtaining the approval thereof by the Wyoming Public Service Commission;

         WHEREAS, in order to secure the Obligations, including the obligations of Borrower under the Notes and the Loan Agreement, Borrower executed and delivered that certain Pledge Agreement dated as of April 29, 1999 in favor of Agent for the benefit of Lenders (the "Pledge Agreement"), pursuant to which Borrower pledged and granted a security interest to Agent, for the benefit of Lenders, in, among other things, 1,000 shares of common stock of WGRC (the "WGRC Pledged Stock");

         WHEREAS, Borrower and WGRC have requested that Agent and Lenders (i) terminate the WGRC Guaranty and otherwise grant a general release of WGRC under the WGRC Guaranty and any other obligations and liabilities arising under all documents and agreements delivered pursuant to the WGRC Guaranty or in connection therewith, (ii) terminate the MGTC Guaranty and otherwise grant a general release of MGTC under the MGTC Guaranty and any other obligations and liabilities arising under all documents and agreements delivered pursuant to the MGTC Guaranty or in connection therewith and (iii) release the Agent's security interest in 35% of the WGRC Pledged Stock (the "Releases");

         WHEREAS, Borrower and Lenders desire to provide for Lenders' consent and agreement that certain matters relating to the terms of subordinated debt to be offered by Borrower are to Lenders' satisfaction, and the amendment of the Loan Agreement as specified herein; and

         WHEREAS, Administrative Agent and Lenders are willing to grant the Releases, subject to the condition that the note purchasers parties to the Note Purchase Agreement among Borrower and the American General Group, as amended (the "AG Agreement") and the holders of the notes issued pursuant to the Master Shelf Agreement dated as of December 19, 1991 between the Borrower and the Prudential Insurance Company of America, as amended (the "Prudential Agreement") grant similar releases of the guaranties provided by WGRC and MGTC to such note purchasers and such holders, and the respective security interests of such note purchasers and such holders in 350 shares of common stock of WGRC (the "Corresponding Releases");

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.
                           Definitions and References
                           --------------------------

         ss. 1.I. Defined Terms. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment. As used herein, the term "Loan Agreement" means the Original Agreement as amended by this Amendment.

                                   ARTICLE II.
                         Consent, Release and Amendments
                         -------------------------------

         ss. 2.I. Consent. Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of Borrower contained herein, pursuant to the definition of the term "Subordinated Debt" in Section
1.1 of the Loan Agreement, Lenders hereby consent and agree that $155,000,000 of Debt of Borrower proposed to be issued by Borrower on the terms provided in that certain Indenture, draft dated June 3, 1999, among Borrower, the Guarantors (other than WGRC) and Chase Bank of Texas, N.A. (the "Draft Indenture") and the guaranties by such Guarantors of such Debt to be entered into in connection with the offering of such Debt and on the terms provided the Draft Indenture will be subordinate in right of payment to the payment of the Obligations owing by Borrower and such Guarantors in a manner satisfactory to Lenders, so long as the terms of the final indenture entered into relating to the offering of such Debt conform in all material respects to the terms provided in the Draft Indenture.

         Pursuant to Section 8.1(i), each Lender hereby consents to the execution and delivery of the following by Borrower and Guarantors: (i) an amendment to the American General Agreement substantially in the form of the draft thereof dated June 8, 1999 and (ii) an amendment to the Prudential Agreement substantially in the form of the draft thereof dated June 6, 1999.

         ss. 2.II. Release.

         (a) WGRC Guaranty.' Agent and each Lender hereby release and discharge, effective as of the Effective Date, WGRC and its successors and assigns from all obligations and liabilities under the WGRC Guaranty and all documents and agreements delivered pursuant thereto and further hereby terminates the WGRC Guaranty and deletes WGRC from the definition of Guarantor in Section 1.1 of the Loan Agreement; provided that the Corresponding Releases are executed and delivered on or prior to the Effective Date.

         (b) WGRC Stock. In addition, Agent and each Lender hereby release and discharge, effective as of the Effective Date, 350 shares of common stock of WGRC from the liens and security interests granted by Borrower pursuant to the Pledge agreement, automatically and without further action by any party; provided that the Corresponding Releases are executed and delivered on or prior to the Effective Date. Borrower agrees that it shall, from time to time, execute, acknowledge and deliver to Agent instruments, agreements, and other documents as Agent shall reasonably request in order to further evidence the liens and security interests in the 650 shares of common stock of WGRC remaining subject to the Pledge Agreement, including delivering to NationsBank, N.A., as Agent and as bailee for the note purchasers under the American General Agreement and the holders under the Prudential Agreement, a new stock certificate and a new stock power evidencing 650 shares of common stock of WGRC.

         (c) MGTC Guaranty. Agent and Lenders hereby release and discharge MGTC, effective as of the Effective Date, from all obligations and liabilities under the MGTC Guaranty and all documents and agreements delivered pursuant thereto, provided that on or prior to the Effective Date (i) the Corresponding Releases are executed and delivered, and
         (ii) the conditional Guaranty described in Section 3.1(e) is executed and delivered. In addition. Agent and Lenders hereby waive any Default or Event of Default arising solely due to the failure of MGTC to obtain prior approval of the Wyoming Public Service Commission with respect to the MGTC Guaranty.

         ss. 2.III. Definitions. (a) The definition of "Change in Control" in
Section 1.1 of the Loan Agreement is hereby amended by deleting the period at the end thereof, adding a semicolon and the word "or" in place thereof, and adding a new clause (f) to read as follows:

                  "(f) the occurrence of a 'Change of Control' as defined in the Indenture."

         (b) Section 1.1 of the Loan Agreement is hereby amended by adding the following definition of "Indenture" immediately after the definition of "Highest Lawful Rate" and by adding the following definition of "Required Holders" immediately after the definition of "Related Person:"

                  "Indenture" means the Indenture dated June 15, 1999 among Borrower, Guarantors and Chase Bank of Texas National Association, as trustee, relating to the issuance of up to $225,000,000 aggregate principal amount of Borrower's senior subordinated notes, as such Indenture is in effect on June 15, 1999."

                  "Required Holders" means Majority Lenders for purposes of the Indenture."

         ss. 2.IV. Limitation on Prepayments of Debt Securities and Subordinated Debt. Section 6.2(e) of the Loan Agreement is hereby amended by replacing the period at the end of subsection (iii) with a semicolon and adding thereafter a new subsection (iv) to read as follows:

                  "(iv) purchase, repurchase, defease or make any pre-payments on the Subordinated Debt."

         ss. 2.V. Guaranties of Borrower's Subsidiaries. Section 7.3 of the Loan Agreement is hereby amended in its entirety to read as follows:

                  "Section 7.3. Guaranties of Borrower's Subsidiaries. Borrower shall require each of the following Subsidiaries (other than WGRC) to immediately execute and deliver to Agent an absolute and unconditional guaranty of the timely repayment of the Obligations and the due and punctual performance of the obligations of Borrower hereunder, which guaranty shall be satisfactory to Agent in form and substance:

                  (a) Each Subsidiary of Borrower which has EBITDA in any Fiscal Quarter which constitutes ten percent (10%) or more of Borrower's Consolidated EBITDA for such Fiscal Quarter or which has assets at any time with a book value equal to or exceeding ten percent (10%) of the book value of Borrower's Consolidated assets at such time;

                  (b) If the aggregate amount of Borrower's unconsolidated EBITDA for any Fiscal Quarter plus the aggregate EBITDA of Guarantors during such Fiscal Quarter does not constitute eighty- five percent (85%) or more of Borrower's Consolidated EBITDA for such Fiscal Quarter or if the book value of Borrower's individual assets at any time plus the aggregate book value of the assets of Guarantors at such time does not exceed eight-five percent (85%) of the book value of Borrower's Consolidated assets at such time, then Subsidiaries of Borrower with aggregate assets and/or EBITDA necessary to comply with the eighty-five percent (85%) tests contained in this subsection;

                  (c) each Subsidiary which guaranties the Debt Securities or the Subordinated Debt; and

                  (d) Upon request by Agent on behalf of Majority Lenders, any other Subsidiary of Borrower."

         ss. 2.VI. Events of Default. Section 8.1(b) is hereby amended in its entirety to read as follows:

                  "(b) Any default occurs under any Loan Document, any document governing or evidencing the Debt Securities or the Subordinated Debt, or evidencing any interest therein, or any event of default or termination event occurs under any Hedging Contract to which a Lender is a party, and such default, event of default or termination event is not remedied within the applicable period of grace (if any) provided for in such document; or"

                                  ARTICLE III.
                           Conditions of Effectiveness
                           ---------------------------

         ss. 3.I. Effective Date. This Amendment shall become effective (the "Effective Date") as of the date first above written when, and only when, Agent shall have received all of the following:

         (1) This Amendment, duly authorized, executed and delivered by Borrower and Majority Lenders, and in form and substance satisfactory to Agent.

         (2) A certificate of a duly authorized officer of Borrower to the effect that all of the representations and warranties set forth in
         Article IV hereof are true and correct at and as of the time of such effectiveness.

         (3) A certificate of the Secretary of Borrower dated the date of this Amendment certifying that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of Guarantor authorizing the execution, delivery and performance of this Amendment by Borrower and certifying the names and true signatures of the officers of Borrower authorized to sign this Amendment and the other Loan Documents on behalf of Borrower.

         (4) A Guaranty executed by MGTC, which shall be in the form attached to this Agreement expressly stating that the effectiveness thereof is conditioned upon MGTC's obtaining the approval of the Public Service Commission of the State of Wyoming.

         (5) The Corresponding Releases.

                  (f) Such supporting documents as Agent may reasonably request.

                  (g) Payment of all fees and expenses owing to Agent and Lenders in connection with this Amendment and payment of fees and disbursements of Thompson & Knight, P.C. relating to this Amendment and the Loan Agreement as provided in the Loan Agreement.

                                   ARTICLE IV.
                         Representations and Warranties
                         ------------------------------

         ss. 4.I. Representations and Warranties of Borrower. In order to induce each Lender to enter into this Amendment, Borrower represents and warrants to each Lender that:

         (1) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof except as such representations and warranties have been modified by the transactions contemplated herein).

         (2) Borrower is duly authorized to execute and deliver this Amendment and Borrower is and will continue to be duly authorized to borrow monies and to perform its obligations under the Loan Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment.

         (3) The execution and delivery by Borrower of this Amendment, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate of incorporation and bylaws of Borrower or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment.

         (4) When duly executed and delivered, this Amendment and the Loan Agreement will be a legal and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

         (5) The unaudited Consolidated quarterly financial statements of Borrower dated as of March 31, 1999 fairly present the Consolidated financial position at such date of Borrower and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such date for Borrower. Copies of such financial statements have heretofore been delivered to Agent. Since March 31, 1999, no material adverse change has occurred in the financial condition or business or in the Consolidated financial condition or business of Borrower.

         (f) the 650 shares of common stock of WGRC remaining subject to the liens and security interests granted by Borrower under the Pledge Agreement, after giving effect to the release provided for in Section 2.2(b) of this Amendment, constitute 65% of the total number of issued and outstanding shares of capital stock of WGRC.

                                   ARTICLE V.
                                  Miscellaneous
                                  -------------

         ss. 5.I. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Loan Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement, the Notes, or any other Loan Document.

         ss. 5.11. Survival Agreements. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Loan Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Loan Agreement.

         ss. 5.III. Loan Documents. This Amendment is a Loan Document, and all provisions in the Loan Agreement pertaining to Loan Documents apply hereto.

         ss. 5.IV. Governing Law. This Amendment shall be governed by and construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

         ss. 5.V. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

         THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREE-MENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written

                                   WESTERN GAS RESOURCES, INC.

                                   By:
                                      ------------------------------------------
                                      William J. Krysiak, Vice President-Finance


NATIONSBANK, N.A., as Agent and Lender
By:
   -------------------------------------------
Name:  Ilene S. Larimore
Title: Senior Vice President

SOCIETE GENERALE SOUTHWEST AGENCY, a Lender
By:
   -------------------------------------------
Name:  Richard A. Erbert
Title: Vice President

ABN AMRO BANK, a Lender
By:
   -------------------------------------------
Name:  Robert J. Cunningham
Title: Group Vice President

By:
   -------------------------------------------
Name:  Michael A. Tribolet
Title: Senior Vice President

CREDIT LYONNAIS, a Lender
By:
   -------------------------------------------
Name:  Philippe Soustra
Title: Senior Vice President

BANKBOSTON, N.A., a Lender
By:
   -------------------------------------------
Name:  Terrence Ronan
Title: Director

THE FIRST NATIONAL BANK OF CHICAGO, a Lender
By:
   -------------------------------------------
Name:  Susan Stiernberg
Title: Authorized Officer

UNION BANK OF CALIFORNIA, N.A., a Lender
By:
   -------------------------------------------
Name:  Gary Shekerjian
Title: Assistant Vice President

By:
   -------------------------------------------
Name:  Randy Osterberg
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, a Lender
By:
   -------------------------------------------
Name:  Charles S. Searle
Title: Senior Vice President

                              CONSENT AND AGREEMENT
                              ---------------------

         Each of the undersigned hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, and (ii) ratifies and confirms its respective Guaranty dated as of April 29, 1999 made by it in favor of Agent for the Benefit of each Lender, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                                   MIGC, INC.
                                   WESTERN GAS RESOURCES-TEXAS, INC.
                                   MOUNTAIN GAS RESOURCES, INC.
                                   WESTERN GAS RESOURCES-OKLAHOMA, INC.
                                   LANCE OIL & GAS COMPANY, INC.
                                   PINNACLE GAS TREATING, INC.
                                   WESTERN GAS WYOMING, L.L.C.

                                   By:
                                      ------------------------------------------
                                      William J. Krysiak, Vice President-Finance
                                      of each of the above-named companies